SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2019.

MFS® Emerging Markets Debt Local Currency Fund

Effective immediately, the following is added after the sub-section entitled "Credit Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Summary of Key Information":
Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Effective immediately, the following is added after the sub-section entitled "U.S. Government Securities" under the sub-heading entitled "Principal Investment Types" under the main heading entitled "Investment Objective, Strategies, and Risks":
Inflation-Adjusted Debt Instruments:  Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, U.S. and foreign corporations, and foreign governments.

Effective immediately, the following is added to the end of the sub-section entitled "Interest Rate Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Investment Objective, Strategies, and Risks":
Inflation-adjusted debt instruments tend to react to changes in “real” interest rates. “Real” interest rates represent nominal interest rates reduced by the inflation rate.

Effective immediately, the following is added after the sub-section entitled "Credit Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Investment Objective, Strategies, and Risks":
Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

1038958  1                                  EML-SUP-I-062819